                                                                 EXHIBIT 3.17
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       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
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(FOR BUREAU USE ONLY)                                           Date Received
                                                                 JAN 27 1988

                                 [FILING STAMP]



EFFECTIVE DATE:

CORPORATION IDENTIFICATION NUMBER  376-167
--------------------------------------------------------------------------------
                           ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
   (Please read instructions and Paperwork Reduction Act notice on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:

                            CABLE DESTRUCTERS, INC.



ARTICLE II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.


ARTICLE III

The total authorized capital stock is:

1. Common Shares 50,000 Par Value Per Share $1.00

   Preferred Shares ____ Par Value Per Share $ ___

and/or shares without par value follows:

2. Common Shares ______________ Stated Value Per Share $ _______

   Preferred Shares ___________ Stated Value Per Share $ _______

3. A statement of all or any relative rights, preferences and limitations of the shares of each class is as follows:

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

1.   The address of the registered office is:

     26400 Lahser #202                      Southfield, Michigan 48034
     (Street Address)                         (City,)   (State)  (Zip)

2.   The mailing address of the registered office if different than above:

     Michigan

3.   The name of the resident agent at the registered office is: Allan Cohen

ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:


Name                                   Residence or Business Address


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     Allan Cohen            26400 Lahser             Southfield, Michigan 48034
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors, or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (OPTIONAL. DELETE IF NOT APPLICABLE)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.























I (We), the incorporator(s), sign my (our) name(s) this 26 day of January 1988.


/s/ ALLEN COHEN
--------------------------------        -------------------------------


--------------------------------        -------------------------------


--------------------------------        -------------------------------


--------------------------------        -------------------------------


--------------------------------        -------------------------------



GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS                 Name of person or organization
INDICATE IN THE BOX BELOW. Include name, street and number            remitting fees
(or P.O. box), city, state and ZIP code.


COHEN, LEFF & COMPANY, P.C.                                           Preparer's name and business
26400 LAHSER #202 SC. 48034                                           telephone number
SOUTHFIELD, MI                                                        (313) 350-2330


                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended. The articles of incorporation cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of forming a domestic profit corporation.

4. Article I - The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations: "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.", or "Ltd.".

5. Article II - State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act, it is sufficient to state substantially, alone or without specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Act. The Act requires, however, that educational corporations state their specific purposes.

6. Article III (2) - The Act requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be receive for each share which shall be allocated to stated capital. Such stated value may be indicated either in item 2 of article III or in a written statement accompanying the articles of incorporation.

7. Article IV - A post office box may not be designated as the address of the registered office.

8. Article V - The Act requires one or more incorporators. The address(es) should include a street number an name (or other designation), city and state.

9. The duration of the corporation should be stated in the articles only if the duration is not perpetual.

10. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

11. The articles must be signed in ink by each incorporator. The names of the incorporators as set out in article V should correspond with the signatures.

12.  FEES: Filing fee.........................................................  $10.00
           Franchise fee - 1/2 mill (.0005) on each dollar of authorized capital stock, with a minimum franchise fee of.....................  $25.00

           Total minimum fees (Make remittance payable to State of Michigan)... $35.00

13.  Mail form and fee to:
          Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P O Box 30054, Lansing, MI 48909. Telephone:
          (517) 334-6302

-------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
-------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                      Date Received
                                                           JAN 30 1990

                                 [FILING STAMP]

-------------------------------------------------------------------------------
   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
                  FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS

           (Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:
-------------------------------------------------------------------------------
1. The name of the corporation:
     Cable Destructers, Inc.

2. The corporation identification number (CID) assigned by the Bureau is:
     376-167

3. a. The address of the registered office as currently on file with the Bureau is:

      26400 Lahser #202         Southfield        Michigan           48034
   ----------------------    ----------------,                 ----------------
  (Street Address)                (City)                          (Zip Code)

   b. The mailing address of the above registered office, if different, is:

   ----------------------    ----------------,    Michigan     ----------------
   (P.O. Box)                     (City)                          (Zip Code)

   c. The name of the resident agent as currently on file with the Bureau is:

                                               Allan Cohen
                                               --------------------------------
-------------------------------------------------------------------------------
      COMPLETE THE APPROPRIATE ITEMS FOR ANY INFORMATION THAT HAS CHANGED
-------------------------------------------------------------------------------
4. The address of the registered office is changed to:
   35550 Pleasant Valley Rd.  Farmington Hills                      48333
   -------------------------  ----------------,   Michigan     ----------------
   (Street Address)               (City)                          (Zip Code)

   The mailing address of the above registered office, if different, is:

       P.O. Box 438          Farmington Hills                       48332
   ----------------------    ----------------,    Michigan     ----------------
        (P.O. Box)               (City)                          (Zip Code)

5. The name of the successor resident agent is:  Larry Sovel-Bonadeo
                                               --------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6. The corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.
7.      a. The above changes were authorized by resolution duly adopted by its board of directors or trustees, except when this form is being filed by the resident agent of a profit corporation to change the address of the registered office.
        b. A copy of this statement has been mailed to the corporation.

                                 Signed this 25th day of      January,      1990

                                 By /s/ LARRY SOVEL-BONADEO
                                    -------------------------------------------
                                                   (Signature)

                                    Larry Sovel-Bonadeo, President
                                   --------------------------------------------
                                   (Type of Print Name)   (Type or Print Title)




GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS     Name of person or organization
INDICATED IN THE BOX BELOW. Include name, street and      remitting fees
number (or P.O. box), city, state and ZIP code.           Cable Destructers, Inc.
                                                          ----------------------------

                                                          ----------------------------
-------------------------------                           Preparer's name and business
Cable Destructers, Inc.                                   telephone number:
P.O. Box 438                                              Duane E. Foster, CPA
Farmington Hills, MI 48332-0438                           ----------------------------
-------------------------------                           (313) 471-7888
                                                          ----------------------------

                          INFORMATION AND INSTRUCTIONS

1. The certificate of change of registered office and/or change of resident agent cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

   Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to section 242 of the Act by domestic and foreign corporations for the purpose of changing their registered office or resident agent, or both.

4. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 3 - The address of the registered office and the name of the resident agent must be the same as are designated in the articles of incorporation or subsequent change filed with the Bureau.

6. Item 4 - A post office box may not be designated as the address of the registered office. The resident agent can change the registered office by filing this form only if this is a profit corporation.

7. This certificate must be signed in ink by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation. (Profit corporations only): If only the registered office address is changed, it may be signed by the resident agent without addressing
   Item 5 or Item 7(a).

8. FEES: (Make remittance payable to State of Michigan)....................$5.00

9. Mail form and fee to:
   Michigan Department of Commerce
   Corporation and Securities Bureau
   Corporation Division
   P.O. Box 30054
   6546 Mercantile Way
   Lansing, Michigan 48909
   Telephone: (517) 334-6302

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MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                              DATE RECEIVED
                                                                    MAR 01 1991
                                 [FILING STAMP]


EXPIRATION DATE:    December 31, 1996
--------------------------------------------------------------------------------



                         CERTIFICATION OF ASSUMED NAME

                FOR USE BY CORPORATIONS AND LIMITED PARTNERSHIPS

   (PLEASE READ INSTRUCTIONS AND PAPER REDUCTION ACT NOTICE ON REVERSE SIDE)



     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:


1.   The true name of the corporation or limited partnership is:

     Cable Destructers, Inc.

2.   The identification number assigned by the Bureau is:  376-167

3. The location of the corporate registered office in Michigan or the office at which the limited partnership records are maintained is:

     35550 Pleasant Valley Road   Farmington Hills,  MI           48333
     --------------------------------------------------------------------
     (Street Address)              (City)       (State)         (ZIP Code)

4.   The assumed name under which business is to be transacted is:

          Dobso Metal Retrievers Co., Ltd.






                         Signed this 28th day of February, 1991

                         By /s/ LARRY SOVEL-BONADEO
                            -----------------------------------------------

                            Larry Sovel-Bonadeo            President
                            -----------------------------------------------
                            (Type or Print Name)       (Type or Print Title)

                            -----------------------------------------------
                            (Limited Partnership Only--Indicate Name of
                            General Partner if a corporation or other entity)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include name, street and number
(or P.O. box), city, state and ZIP code.

------------------------
Donald B. Sovel
P.O. Box 328037
Farmington, MI  48332
------------------------

Name of person or organization remitting fees:

Donald B. Sovel
------------------------

------------------------

Preparer's name and business telephone number:


Donald B. Sovel
------------------------
(313) 477-9188
------------------------


--------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS




 1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, Act 162, P.A. of 1982, and Act 213, P.A. of 1982. The certificate of assumed name cannot be filed until this form, or a comparable document, is submitted.

 2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

 3. This certificate is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

 4. The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

 5. The same name may be assumed by two or more corporations participating together in any partnership or joint venture; similarly, the same name may be assumed by two or more limited partnerships participating together in any partnership or joint venture.

 6. Item 1--The true name of a corporation is that contained in its most recent articles of incorporation (as amended or restated) or certificate of authority. For limited partnerships, it is the name contained in its most recent certificate of limited partnership (as amended or restated) or application for registration. If a name was placed in item 1(b) of the application for registration, enter that name. Otherwise, enter the name from item 1(a).

 7. Item 2--Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

 8. Item 3--If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business in Michigan.

 9. If a corporation, this certificate must be signed in ink by the President, Vice-President, Chairperson, or Vice-Chairperson. If a limited partnership, it must be signed in ink by at least one General Partner.

10.  FEES:  Filing fee (Make remittance payable to State of Michigan).... $10.00

11.  Mail form and fee to:

          Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing, MI 48909,
          Telephone: (517) 373-0493

--------------------------------------------------------------------------------

                          NOTICE OF FILING OF DOCUMENT

The enclosed document has been filed by the Corporation and Securities Bureau, Michigan Department of Commerce. A microfilm copy of the document has been prepared for the Bureau's files. THE ENCLOSED ORIGINAL DOCUMENT SHOULD BE RETAINED FOR YOUR RECORDS AS PROOF OF FILING.

                           NO ADDITIONAL FEES ARE DUE

Each corporation or limited partnership is assigned an identification number as indicated on the document. Please make reference to this number in any future correspondence or filing with this office.

If checked, the following item(s) apply to this filing and should be noted:

[   ]  The Certificate must reflect the registered office and/or resident agent on record prior to the filing of this change. We have adjusted the Certificate accordingly.

[   ]  Adjustments made within this document were made pursuant to telephone authorization.

[   ]  The Act requires only one originally executed copy of a document to be submitted for filing. We return the duplicate copies herewith.

[   ]  Fees remitted are in excess in the amount of _______________ and a refund of this excess has been ordered. The State refund warrant will be forthcoming in the near future.

[   ]  A mailing address for the registered office of a foreign corporation is not required under Michigan law. The registered office mailing address indicated on the Certificate will be placed on record for informational purposes only and will not be used for mailings originating from this office.

[   ]  Pursuant to Section 1021 (2), Act 284, P.A. of 1972, as amended, (MCL
       450.2021) a foreign corporation that is the survivor of a merger must file a certificate attesting to the occurrence of the merger, issued by the office where the merger is filed, within 30 days after the merger becomes effective. The filing fee for this certificate is $10.00. If the merger changes the name of the survivor, the nature of the business in Michigan, or its authorized capital stock, the enclosed Amended Application should also be filed with this office. The filing fee for the Amended Application is $10.00. Remittances should be made payable to the State of Michigan.

[ X ] The address of the registered office in Item 3 has been adjusted to agree with our records. If the resident agent and/or the registered office has been changed, complete the enclosed C&S-520 and return to this office with $5.00 fee made payable to the State of Michigan.




Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing, Michigan 48909. Telephone: (517) 334-6302.



GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                              Date Received
                                                                     JUN 05 1991
                                 [FILING STAMP]
--------------------------------------------------------------------------------


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

   Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982, as amended (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is:  CABLE DESTRUCTORS, INC.

2.   The corporation identification number (CID) assigned by the Bureau is:
     376-167

3.   The location of its registered office is:
     35550 Pleasant Valley Road     Farmington Hills,  Michigan    48331
-----------------------------------------------------            --------
     (Street Address)               (City)                       (Zip Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

         Article I

         The name of the corporation is Mich-Com Cable Services/Cable Destructors, Co.






GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)



a.  [   ] The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of _____________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.


Signed this _______ day of ________________________, 19_____.



--------------------------------        ----------------------------------



--------------------------------        ----------------------------------



--------------------------------        ----------------------------------



--------------------------------        ----------------------------------
(Signatures of all incorporators; type or print name under each signature)



b.  [ X ]  The foregoing amendment to the Articles of Incorporation was duly adopted on the 22nd day of, March, 1991. The amendment: (check one of the following)

    [ X ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

    [   ]  was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

    [   ]  was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [   ]  was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.



                    Signed this 22nd day of March, 1991

                    By: /s/ LARRY SOVEL-BONADEO
                    -----------------------------------------------------------
                                          (Signature)


                   Larry Sovel-Bonadeo                         President
                   ------------------------------------------------------------
                   (Type or Print Name)                  (Type or Print Title)




GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include name, street and number
(or P.O. box), city, state and ZIP code.

------------------------
Duane E. Foster
23917 Cass
Farmington, MI  48335
------------------------
Name of person or organization
remitting fees:

Cable Destructors, Inc.
------------------------

------------------------

Preparer's name and business
telephone number:


Duane Foster
------------------------
(313) 471-7888
------------------------

-------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS


 1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, Act 162, P.A. of 1982, as amended. The amendment cannot be filed until this form, or a comparable document, is submitted.

 2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

 3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

 4. Item 2--Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

 5. Item 4--The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

 6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

 7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

 8.  FEES:  Filing fee (Make remittance payable to State of Michigan)........
            ....... $10.00
            Franchise fee for profit corporations (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) of each dollar of increase over highest previous authorized capital stock.

 9.  Mail form and fee to:
          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box  30054
          Lansing, MI  48909
          Telephone: (517) 373-0493

-------------------------------------------------------------------------------

                          NOTICE OF FILING OF DOCUMENT

The enclosed document has been filed by the Corporation and Securities Bureau, Michigan Department of Commerce. A microfilm copy of the document has been prepared for the Bureau's files. THE ENCLOSED ORIGINAL DOCUMENT SHOULD BE RETAINED FOR YOUR RECORDS AS PROOF OF FILING.

                           NO ADDITIONAL FEES ARE DUE

Each corporation or limited partnership is assigned an identification number as indicated on the document. Please make reference to this number in any future correspondence or filing with this office.

If checked, the following item(s) apply to this filing and should be noted:

[   ]  The Certificate must reflect the registered office and/or resident agent on record prior to the filing of this change. We have adjusted the Certificate accordingly.

[ X ] Adjustments made within this document were made pursuant to telephone authorization.

[   ]  The Act requires only one originally executed copy of a document to be submitted for filing. We return the duplicate copies herewith.

[   ]  Fees remitted are in excess in the amount of _______________ and a refund of this excess has been ordered. The State refund warrant will be forthcoming in the near future.

[   ]  A mailing address for the registered office of a foreign corporation is not required under Michigan law. The registered office mailing address indicated on the Certificate will be placed on record for informational purposes only and will not be used for mailings originating from this office.

[   ]  Pursuant to Section 1021(2), Act 284, P.A. of 1972, as amended, (MCL
       450.2021) a foreign corporation that is the survivor of a merger must file a certificate attesting to the occurrence of the merger, issued by the office where the merger is filed, within 30 days after the merger becomes effective. The filing fee for this certificate is $10.00. If the merger changes the name of the survivor, the nature of the business in Michigan, or its authorized capital stock, the enclosed Amended Application should also be filed with this office. The filing fee for the Amended Application is $10.00. Remittances should be made payable to the State of Michigan.

[   ]




Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing, Michigan 48909. Telephone: (517) 334-6302.



GOLD SEAL APPEARS ONLY ON ORIGINAL

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MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                              DATE RECEIVED
                                                                    AUG 30 1993

                                 [FILING STAMP]

EXPIRATION DATE:    December 31, 1998
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                         CERTIFICATION OF ASSUMED NAME

                FOR USE BY CORPORATION AND LIMITED PARTNERSHIPS

           (Please read information and instructions on reverse side)



     Pursuant to the provisions of Act 284, Public Acts of 1972. (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act
213, Public Acts of 1982   (limited partnerships), the corporation or limited
partnership in item one below executes the following Certificate:




1.   The true name of the corporation or limited partnership is:
     MICH-COM CABLE SERVICES/CABLE DESTRUCTORS, CO.

2.   The identification number assigned by the Bureau is:  376-167

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

     26400 Lahser #202           Southfield,      MI           48034
     --------------------------------------------------------------------
     (Street Address)              (City)       (State)         (ZIP Code)

4.   The assumed name under which business is to be transacted is:

          FUSION & FIBER OPTICAL SERVICES, LTD.






                       Signed this 26 day of August, 1993

                       By  /s/ ALLAN COHEN
                           ------------------------------------------------
                                             (Signature)

                                 Allan Cohen                  Agent
                            -----------------------------------------------
                            (Type or Print Name)       (Type or Print Title)

                            -----------------------------------------------
                            (Limited Partnerships Only -- indicate Name of General Partner if a corporation or other entity)


GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME                     Name of person or
AND MAILING ADDRESS INDICATED                         organization remitting
IN THE BOX BELOW. Include name, street and number     fees:
(or P.O. box),city, state and ZIP code.
                                                      --------------------------
-------------------------------------------------
        COHEN, LEFF & CO., P.C.                       --------------------------
        26400 LASHER STE [ILLEGIBLE]                  Preparer's name and
        SOUTHFIELD, MICHIGAN [ILLEGIBLE]              business telephone number:
-------------------------------------------------
                                                      A. Cohen
                                                      --------------------------
                                                      (313) 350-2330
                                                      --------------------------


                          INFORMATION AND INSTRUCTIONS

 1. In order to file an assumed name with this agency this form, or a comparable document, must be submitted. This certificate of assumed name is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

 2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

      Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

 3. The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

 4. The same name may be assumed by two or more limited partnerships participating together in any partnership or joint venture. The same name may be assumed by two or more corporations, or by one or more corporations and one or more limited partnerships or other enterprises, in the case of corporations and other enterprises participating together in a partnership or joint venture. Each participant corporation shall file a certificate under this section.

 5. Item 1 - For domestic corporations and limited partnerships, the true name is the name contained in its current articles of incorporation or certificate of limited partnership (as amended or restated.) For foreign corporations and limited partnerships the true name is that name under which it obtained its authority to transact business or conduct affairs in Michigan.

 6. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

 7. Item 3 - If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business in Michigan.

 8. If a corporation, this certificate must be signed in ink by an authorized officer or agent of the corporation. If a limited partnership, it must be signed in ink by at least one general partner.

 9.   FEES:   (Make remittance payable to State of Michigan).........$10.00

10.   Mail form and fee to:

      Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Mercantile Way, Lansing, MI 48909, Telephone: (517) 334-6302

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       MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                          Date Received
                                                                APR 27 1994

                                [FILING STAMP]                  MAY 12 1994

--------------------------------------------------------------------------------


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

            (Please read information and instructions on last page)

   Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Mich-Com Cable Services/Cable Destructors, Co.

2.   The corporation identification number (CID) assigned by the Bureau is:
     376-167

3.   The location of its registered office is:
     26400 Lahser  Suite 202        Southfield,       Michigan   48034
-----------------------------------------------                ----------
           (Street Address)            (City)                  (Zip Code)

4. Article 1 of the Articles of Incorporation is hereby amended to read as follows:

        Change Corporation Name to:
        Mich-Com Cable Services Incorporated

        Article 4 NO: 1

        address of registered office is,
        24724 Farmbrook Rd. Suite 200
        Southfield, Michigan 48034






GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)



a.  [   ] The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of _____________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.


Signed this ____ day of _____________________, 19__.




--------------------------------        -------------------------------
         (Signature)                              (Signature)



--------------------------------        -------------------------------
      (Type or Print Name)                   (Type or Print Name)



--------------------------------        -------------------------------
         (Signature)                               (Signature)



--------------------------------        -------------------------------
      (Type or Print Name)                   (Type or Print Name)



b.  [ X ]  The foregoing amendment to the Articles of Incorporation was duly adopted on the 25th day of, April, 1994. The amendment: (check one of the following)

    [ X ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

    [   ]  was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

    [   ]  was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [   ]  was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.



              Signed this 25th day of April, 1994

              By: /S/ LARRY BONADEO
                  --------------------------------------------------------------
                  (Only signature of President, Vice President, Chairperson and
                   Vice-Chairperson)


                   Larry Bonadeo                             President
                   -------------------------------------------------------------
                   (Type or Print Name)                  (Type or Print Title)




GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS          Name of person or organization
INDICATED IN THE BOX BELOW. Include name, street and number    remitting fees:
(or P.O. box), city, state and ZIP code.
                                                               Mich-Com Cable Services/
                                                               ----------------------------
--------------------------------------------------------       Cable Destructors, Co.
                                                               ----------------------------
                                                               Preparer's name and business
         Mich Com Cable Services                               telephone number:

         P.O. Box 392                                          Larry Bonadeo
                                                               ----------------------------
         Farmington, Michigan 48332                            (313) 353-7677
                                                               ----------------------------

--------------------------------------------------------

-------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

   Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation formed on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators if more than one listed in Article V of the Articles of Incorporation if a profit corporation, and all the incorporators if a non-profit corporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson or vice-chairperson of the corporation.

8. FEE: (Make remittance payable to the State of Michigan.
        Include corporation name and CID Number on check or money order)..$10.00 Franchise fee for profit corporations (payable only if authorized shares have increased):
        each additional 20,000 authorized shares or portion thereof.......$30.00

9. Mail form and fee to:

       Michigan Department of Commerce
       Corporation and Securities Bureau
       Corporation Division
       P.O. Box 30054
       6546 Mercantile Way
       Lansing, MI 48909
       Telephone:(517) 334-6302

GOLD SEAL APPEARS ONLY ON ORIGINAL